SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): July 18, 2001


             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-11


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                    333-49820              13-3320910
-------------------------------       -----------         ------------------
(State or Other Jurisdiction of       (Commission         (I.R.S. Employer
        Incorporation)                File Number)         Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

     On May 31, 2001, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Washington Mutual Mortgage Securities Corp., as a seller and servicer, GreenPoint Mortgage Funding, Inc. and DLJ Mortgage Capital, Inc., as sellers, Chase Manhattan Mortgage Corporation, as servicer, Calmco Servicing L.P., as a special servicer, Bank One, National Association, as trustee (the "Trustee") and The Chase Manhattan Bank, as the Trust Administrator (the "Trust Administrator") providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-11. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

               99.1 The Pooling and Servicing Agreement dated as of May 1,
                    2001, by and among the Company, the Sellers and Servicers, the Trustee and the Trust Administrator.

                                  SIGNATURES

     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 18, 2001.

                                          CREDIT SUISSE FIRST BOSTON MORTGAGE
                                          SECURITIES CORP.



                                          By: /s/ Steven Warjanka
                                              ------------------------------
                                              Name:   Steven Warkjanka
                                              Title:  Vice President

Exhibit Index

Exhibit                                                                   Page

99.1        Pooling and Servicing Agreement dated as of                     5
            May 1, 2001, by and among the Company, the Sellers and Servicers and the Trustee.